UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 14, 2016

3M Company
(Exact name of registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	1-3285 (Commission File Number)	41-0417775 (I.R.S. Employer Identification No.)

3M Center, St. Paul, Minnesota (Address of Principal Executive Offices)		55144-1000 (Zip Code)

Registrant’s telephone number, including area code:  (651) 733-1110

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The exhibits filed herewith are exhibits to the Registration Statement on Form S—3 (file no. 333—196003) of 3M Company (the “Company”), filed with the Securities and Exchange Commission on May 16, 2014.  On September 14, 2016, the Company entered into a Terms Agreement with Citigroup Global Markets Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several purchasers named therein, relating to the sale of $600,000,000 aggregate principal amount of the Company’s 1.625% Notes due 2021, $650,000,000 aggregate principal amount of the Company’s 2.250% Notes due 2026 and $500,000,000 aggregate principal amount of the Company’s 3.125% Notes due 2046, issued off of the Company’s Medium-Term Note Program, Series F.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
1.1	Terms Agreement relating to the issuance and sale of the Company’s 1.625% Notes due 2021, 2.250% Notes due 2026 and 3.125% Notes due 2046

5.1	Opinion of Gregg M. Larson relating to the Company’s 1.625% Notes due 2021, 2.250% Notes due 2026 and 3.125% Notes due 2046

23.1	Consent of Gregg M. Larson (included in Exhibit 5.1 above)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 19, 2016	3M Company

	By:	/s/ Gregg M. Larson
Gregg M. Larson,
Deputy General Counsel and Secretary

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